Exhibit 4.69

Trademark Licensing Agreement

Supplementary Agreement No.7

This Supplementary Agreement No.7 is made on December 7 , 2023 by and between:

(1)
Phoenix Satellite Television Trademark Limited, with its registered address at Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola VG 1110, British Virgin Islands and authorized representative being Yang Jiaqiang (the “Licensor”); and
(2)
Beijing Tianying Jiuzhou Network Technology Co., Ltd., with its registered address at No. 201, Floor 2, Building 2, Yard 4, Qiyang Road, Chaoyang District, Beijing, China and legal representative being Qiao Haiyan (the “Licensee”).

(For the purpose of this Supplementary Agreement No.7, the Licensor and the Licensee may hereinafter be referred to collectively as the “Parties” and individually as a “Party”. )

WHEREAS:

1.
The Licensor and the Licensee signed a Trademark Licensing Agreement (the “Trademark Licensing Agreement”) on December 8, 2017. Thereafter, the Parties signed a Supplementary Agreement No.1 to the Trademark Licensing Agreement (the “Supplementary Agreement No.1”), a Supplementary Agreement No.2 to the Trademark Licensing Agreement (the “Supplementary Agreement No.2”), a Supplementary Agreement No.3 to the Trademark Licensing Agreement (the “Supplementary Agreement No.3”), a Supplementary Agreement No.4 to the Trademark Licensing Agreement (the “Supplementary Agreement No.4”), a Supplementary Agreement No.5 to the Trademark Licensing Agreement (the “Supplementary Agreement No.5”) , and a Supplementary Agreement No.6 to the Trademark Licensing Agreement (the “Supplementary Agreement No.6”, and collectively with the Trademark Licensing Agreement, the Supplementary Agreement No.1, the Supplementary Agreement No.2, the Supplementary Agreement No.3, the Supplementary Agreement No.4, the Supplementary Agreement No.5, the “Original Agreements”) on April 27, 2018, August 15, 2018, October 18, 2018, August 5, 2019, and November 26, 2020 respectively. The Licensor agrees to grant to the Licensee the license to use related trademarks and logos according to the provisions of the Original Agreements.
2.
The Original Agreements shall be valid until December 7, 2023 according to the provisions of the Original Agreements. Before the expiration of the Original Agreements, the Original Agreements can, upon written confirmation by the Licensor, be extended for a period which shall be separately confirmed by the Licensor and the Licensee through negotiation.
3.
The Licensor agrees to newly grant to the Licensee the license to use the trademarks listed in Article 2 of Annex I to this Supplementary Agreement No.7.
4.
The Trademark License Rights granted under this Supplementary Agreement No.7 shall be valid within the territory of the countries and regions where the trademarks are registered.
5.
The Licensor further agrees that the Licensee may reauthorize the Licensed Trademarks to its affiliated companies (the term“affiliated companies”, as referred to in this

Supplementary Agreement No.7 means a company directly or indirectly controlling, or directly or indirectly controlled by, or directly or indirectly controlled by one same company with, the Licensee. “Control” refers to the power to influence the management of the company mentioned, whether through ownership, voting shares, agreements, or other means) for the purpose of establishing content operation accounts on third-party platforms. However, the affiliated companies of the Licensee are prohibited from sublicensing the Licensed Trademarks further.

NOW, THEREFORE, through friendly negotiation, the Parties hereby agree as follows:

1.
The Parties confirm that the term of the Original Agreements will be extended to December 7, 2026 ( the “New Term”). Before the expiration of the New Term, the Original Agreements can, upon written confirmation by the Licensor, be extended for a period which shall be separately confirmed by the Licensor and the Licensee through negotiation.
2.
The licensed trademarks, licensed logos and the effective dates of their respective licenses listed in the Original Agreements shall be subject to the trademarks, logos and the effective dates of their respective licenses listed in Articles 1 and 3 of Annex I to this Supplementary Agreement No.7. The valid period of the license to the licensed trademarks and the licensed logos listed in Article 1 of Annex I to this Supplementary Agreement No.7 will be extended to December 7, 2026 or until the Licensor terminates the licenses according to the provisions of the Original Agreements, whichever is the earlier. The valid period of the license to the licensed logos listed in Article 3 of Annex I of this Supplementary Agreement No.7 or the newly added logos “Phoenix+(characters or graphics)” shall be subject to the provisions of Article 10.1 of the Trademark Licensing Agreement on the logos listed in Article 3 of Annex I thereto or the newly added logos “Phoenix+(characters or graphics)” in the future.
3.
The Licensor agrees to grant to the Licensee a new non-exclusive license to use the trademarks listed in Article 2 of Annex I to this Supplementary Agreement No.7 according to the provisions of the Original Agreements and this Supplementary Agreement No.7. The valid period of the aforesaid license shall commence on December 8, 2023 and end on December 7, 2026 or until the Licensor terminates the license according to provisions of the Original Agreements, whichever is the earlier.
4.
The Trademark License Rights granted under this Supplementary Agreement No.7 shall be valid in the territory of the countries and regions where the trademarks are registered. The Licensee agrees that it will not directly or indirectly use or authorize other persons to use the Licensed Trademarks in other territories. However, the display of the Licensed Trademarks outside the territories permitted due to the cross-border dissemination of the internet, does not constitute the use or indirect use agreed under this Article.
5.
The Licensee may reauthorize the “ifeng+ (channels, businesses or columns)” trademarks to its affiliated companies for the purpose of establishing content operation accounts of the same names on third-party platforms, with reauthorized periods not exceeding the New Term. However, the affiliated companies of the Licensee are prohibited from sublicensing the Licensed Trademarks further.
6.
Miscellaneous
(1)
After this Supplementary Agreement No.7 comes into force, it will become an integral part of and have the same legal effect as the Original Agreements. Except for the clauses explicitly modified in this Supplementary Agreement No.7, the remaining provisions of the Original Agreements shall remain valid. In case of any conflict between this Supplementary Agreement No.7 and the Original Agreements, this Supplementary Agreement No.7 shall prevail.

(2)
Unless otherwise agreed in this Supplementary Agreement No.7, all terms used in this Supplementary Agreement No.7 shall have the same meanings given to them in the Original Agreements.
(3)
This Supplementary Agreement No.7 is executed in two counterparts, with each of the Licensor and the Licensee holding one, and such two counterparts shall have the equal legal force.
(4)
This Supplementary Agreement No.7 shall be valid from December 8, 2023 to December 7, 2026.

Annex I

1. Licensed Trademarks and Licensed Logos under the Original Agreements

1.1 Trademarks Registered in China

1.2 Other Licensed Logos

2. Licensed Trademarks Newly Added under this Supplementary Agreement No. 7

2.1 Newly-added Trademarks Registered in China

2.2 Notice of Acceptance of Registration of Newly Added Trademarks

3. Other Licensed Logos under the Trademark Licensing Agreement

(The remainder of this page is intentionally left blank)

Signature Page

Licensor:

Phoenix Satellite Television Trademark Limited

(Seal)

By:

Name:

Title:

Licensee:

Beijing Tianying Jiuzhou Network Technology Co., Ltd.

(Seal)

By:

Name:

Title:

Annex I

1. Licensed Trademarks and Logos under the Original Agreements

1.1
Trademarks Registered in China

S/N	Reproduction of Trademark	Class	Owner/Registrant	Registration Number	Valid Period of Registration	Goods/Services	Authorization Document and Its Signing Date	Effective Date of License
1		38	Phoenix Satellite Television Trademark Limited	45256954	Until January 6，2031

Internet broadcasting service; Fiber optic communication; Synchronously broadcast TV on global communication network, Internet and wireless network; Network transmission of sound, images, signals, and data; Sound, video, and information transmission; Provide telecommunications connectivity services with global computer networks; Provide Internet chat rooms; Provide global computer network user access services; Provide online forums; News agency services; Radio broadcasting; Electronic bulletin board service (communication service); Email transmission; Television broadcasting; Network broadcasting services; Video on demand transmission; Computer assisted information and image transmission; Audio remote conference service

							License under the Supplementary Agreement No.6 (December 8, 2020)	December 8, 2020

2	9	Phoenix Satellite Television Trademark Limited	45242409	Until December 20, 2031	Refrigerator magnetic sticker	License under the Supplementary Agreement No.6 (December 8, 2020)	December 8, 2020
3	41	Phoenix Satellite Television Trademark Limited	45256966	Until October 27, 2032	Tour guide services	License under the Supplementary Agreement No.6 (December 8, 2020)	December 8, 2020
4	16	Phoenix Satellite Television Trademark Limited	6882737	Until April 13, 2032

Printing publications; Teaching materials (excluding instruments); Journal; Plastic film for packaging; Picture; Office essentials excluding furniture; Rosary beads; Model materials; Paper; painting materials

						License under the Trademark Licensing Agreement (December 8, 2017)	December 8, 2017
5	41	Phoenix Satellite Television Trademark Limited	6882754	Until April 13, 2032

Arrangement and organization of meetings; animal training; education; program production; operation of lottery tickets; fee-paying libraries; journalist services; entertainment; publishing of online electronic books and magazines; organization of educational or entertainment competitions.

						License under the Trademark Licensing Agreement (December 8, 2017)	December 8, 2017
6	42	Phoenix Satellite Television Trademark Limited	45239930	Until December 20, 2031	Measurement	License under the Supplementary Agreement No.6	December 8, 2020

					(December 8, 2020)
7	35	Phoenix Satellite Television Trademark Limited	6882736	Until October 13, 2032

Advertising planning; advertising agency; accounting; personnel management consulting; business district migration (providing information); business information; online advertisements on data communication networks; marketing (for others); data retrieval in computer files (for others); rental of vending machines.

					License under the Trademark Licensing Agreement (December 8, 2017)	December 8, 2017
8	38	Phoenix Satellite Television Trademark Limited	6882755	Until August 13, 2030

Information transmission; Fiber optic communication; Provide telecommunications connectivity services with global computer networks; Provide global computer network user access services (service providers); Radio broadcasting; Electronic bulletin board service (communication service); Email; Television broadcasting; Computer assisted information and image transmission; Remote Meeting Services

					License under the Trademark Licensing Agreement (December 8, 2017)	December 8, 2017

9	16	Phoenix Satellite Television Trademark Limited	45235305	Until December 20, 2031	Journal; Magazine (Journal)	License Supplementary Agreement No.6 (December 8, 2020)	December 8, 2020
10	36	Phoenix Satellite Television Trademark Limited	14911035	Until November 13, 2025	Real estate agency; Insurance; insurance consulting; insurance information; coin valuation; brokerage; guarantee; raising of charitable funds; trust; pawn.	License under the Trademark Licensing Agreement (Dcember 8, 2017)	December 8, 2017
11	35	Phoenix Satellite Television Trademark Limited	31849352	Until April 27, 2029

Personnel management consulting; migration of commercial enterprises; business information; online advertisements on computer networks; marketing for others; data retrieval in computer files (for others); rental of vending machines; advertising planning; advertising agency; accounting.

						License under the Supplementary Agreement No.5 (August 5, 2019)	October 21, 2020

12	41	Phoenix Satellite Television Trademark Limited	31851131	Until August 20, 2029

Broadcasting and program production; journalist services; Entertainment services; operation of lottery tickets; animal training; Arrangement and organization of meetings; education; Lending services from library; organization of educational or entertainment competitions.

						License under the Supplementary Agreement No.6 (December 8, 2020)	December 8, 2020
13	9	Phoenix Satellite Television Trademark Limited	9884528	Until February 20, 2024

Computer peripheral equipment; timers; electronic bulletin boards; network communication equipment; video cameras; camera (photography); measuring apparatus and instruments; glasses; batteries; movie films (Exposed).

						License under the Trademark Licensing Agreement (December 8, 2017)	December 8, 2017
14	16	Phoenix Satellite Television Trademark Limited	31848099	Until August 27, 2029	Paper; periodicals; plastic films for packaging; office necessities other than furniture; painting materials; teaching materials (except instruments); powder blocks for tailors; model materials.	License under the Supplementary Agreement No.6 (December 8, 2020)	December 8, 2020

15	36	Phoenix Satellite Television Trademark Limited	31836665	Until August 20, 2029	Real estate agency; Insurance information; Insurance consultation; Insurance brokers; Trust; Pawn; Raising charitable funds; Guarantee; Brokerage; Valuation of Coins	License under the Supplementary Agreement No.5 (August 5, 2019)	January 6, 2021
16	41	Phoenix Satellite Television Trademark Limited	9884524	Until January 6, 2024	Arrangement and organization of meetings; education; program production; journalist services; entertainment; organization of educational or entertainment competitions.	License under the Trademark Licensing Agreement (December 8, 2017)	December 8, 2017
17	38	Phoenix Satellite Television Trademark Limited	9884525	Until October 27, 2032

Information transmission; Fiber optic communication; Provide telecommunications connectivity services with global computer networks; Provide global computer network user access services (service providers); Radio broadcasting; Electronic bulletin board service (communication service); Email; Television broadcasting; Computer assisted information

						License under the Trademark Licensing Agreement (December 8, 2017)	December 8, 2017

					and image transmission; Remote Meeting Services.
18	36	Phoenix Satellite Television Trademark Limited	19867579	Until September 6, 2027	Insurance information; insurance consulting; insurance; coin valuation; real estate agency; brokerage; guarantee; raising of charitable funds; trust; pawn.	License under the Trademark Licensing Agreement (December 8, 2017)	December 8, 2017
19	16	Phoenix Satellite Television Trademark Limited	9884527	Until August 13, 2024	Plastic films for packaging; painting materials; office necessities other than furniture; teaching materials (except instruments); model materials; rosary beads; paper.	License under the Trademark Licensing Agreement (December 8, 2017)	December 8, 2017

20	42	Phoenix Satellite Television Trademark Limited	31829498	Until April 20, 2029

Research and development of new products for others; measurement; meteorological information; packaging design; development of construction projects; fashion design; managed computer stations (websites); transformation of tangible data or documents into electronic media; rental of network servers; provision of internet search engines.

					License under the Supplementary Agreement No.5 (August 5, 2019)	July 24, 2019
21	38	Phoenix Satellite Television Trademark Limited	31847229	Until April 27, 2029

Television broadcasting; radio broadcasting; electronic bulletin board services (communication services); email transmission; optical fiber communication; computer aided information and image transmission; provision of global computer network user access services; provision of telecommunications connection services of global computer networks; transmission of information; video conference services.

					License under the Supplementary Agreement No.5 (August 5, 2019)	July 24, 2019

22	42	Phoenix Satellite Television Trademark Limited	9884523	Until August 20, 2025

Research and development (for others); measurement; meteorological information; packaging design; development of construction projects; fashion design; rental of network servers; managed computer stations (websites); provision of internet search engines; transformation of tangible data and documents into electronic media.

						License under the Trademark Licensing Agreement (December 8, 2017)	December 8, 2017
23	16	Phoenix Satellite Television Trademark Limited	31851271A	Until July 27, 2029	Paper; periodicals; plastic films for packaging; office necessities other than furniture; painting materials; teaching materials (except instruments); powder blocks for tailors; model materials.	License under the Supplementary Agreement No.5 (August 5, 2019)	July 28, 2019
24	35	Phoenix Satellite Television Trademark Limited	9884526	Until February 13, 2024

Online advertisements on data communication networks; advertising agency; advertising planning; business information; marketing (for others); personnel management consulting; business district migration (providing information); data retrieval in computer files (for others); accounting; rental of vending machines.

						License under the Trademark Licensing Agreement (December 8, 2017)	December 8, 2017

25	9	Phoenix Satellite Television Trademark Limited	31838160	Until April 20, 2029

Exposed movie film; Camera; Measuring instruments and devices; Camera (photography); Electronic bulletin boards; Battery; Glasses; Network communication equipment; Timer (time recording device); Computer peripherals

					License under the Supplementary Agreement No.5 (August 5, 2019)	October 21, 2020
26	41	Phoenix Satellite Television Trademark Limited	31830927A	Until June 20, 2029

Education; arrangement and organization of meetings; organization of educational or entertainment competitions; libraries that lend books; production of radio and television programs; journalist services; entertainment services; animal training; organization of lottery issuance.

					License under the Supplementary Agreement No.5 (August 5, 2019)	July 24, 2019
27	35	Phoenix Satellite Television Trademark Limited	31830848	Until April 27, 2029

Personnel management consulting; migration of commercial enterprises; business information; online advertisements on computer networks; marketing for others; data retrieval in computer files (for others); rental of vending machines; advertising planning; advertising agency; accounting.

					License under the Supplementary Agreement No.5 (August 5, 2019)	October 21, 2020

28	45	Phoenix Satellite Television Trademark Limited	31843482	Until May 6, 2029

Physical security consulting; social companionship; rental of clothing; marriage introduction; online social networking services; dating services; intellectual property consulting; intellectual property license; legal research; mediation.

					License under the Supplementary Agreement No.5 (August 5, 2019)	July 24, 2019
29	16	Phoenix Satellite Television Trademark Limited	31838248	Until May 6, 2029

Paper; printed publications; periodicals; pictures; plastic films for packaging; office necessities other than furniture; painting materials; teaching materials (except instruments); powder blocks for tailors; model materials.

					License under the Supplementary Agreement No.5 (August 5, 2019)	July 24, 2019
30	35	Phoenix Satellite Television Trademark Limited	9884520	Until March 13, 2024

Online advertisements on data communication networks; advertising agency; advertising planning; business information; marketing (for others); personnel management consulting; business district migration (providing information); data retrieval in computer files (for others); accounting; rental of vending machines.

					License under the Trademark Licensing Agreement (December 8, 2017)	December 8, 2017

31	42	Phoenix Satellite Television Trademark Limited	31839380	Until April 20, 2029

Research and development of new products for others; measurement; meteorological information; packaging design; development of construction projects; fashion design; rental of network servers; provision of internet search engines; transformation of tangible data and documents into electronic media; managed computer stations (websites).

					License under the Supplementary Agreement No.5 (August 5, 2019)	July 24, 2019
32	41	Phoenix Satellite Television Trademark Limited	31829984	Until September 6, 2029

Education; arrangement and organization of meetings; organization of educational or entertainment competitions; libraries that lend books; online publishing of electronic books and magazines; production of radio and television programs; journalist services; entertainment services; animal training; organization of lottery issuance.

					License under the Supplementary Agreement No.6 (December 8, 2020)	December 8, 2020
33	36	Phoenix Satellite Television Trademark Limited	31836669	Until May 6, 2029

Insurance information; insurance consulting; insurance brokerage; provision of financial information through websites; online banking; banks; financial loans; financial information; financial management; coin valuation; real estate agency; brokerage; guarantee; raising of charitable funds; trust; pawn.

					License under the Supplementary Agreement No.5 (August 5, 2019)	July 24, 2019

34	42	Phoenix Satellite Television Trademark Limited	9884517	Until August 20, 2024

Research and development (for others); measurement; meteorological information; packaging design; development of construction projects; fashion design; rental of network servers; provision of internet search engines; transformation of tangible data and documents into electronic media; managed computer stations (websites).

					License under the Trademark Licensing Agreement (December 8, 2017)	December 8, 2017
35	38	Phoenix Satellite Television Trademark Limited	31838555	Until April 27, 2029

Radio broadcasting; television broadcasting; video conference services; electronic bulletin board services (communication services); email transmission; optical fiber communication; computer aided information and image transmission; provision of global computer network user access services; provision of telecommunications connection services of global computer networks; information transfer.

					License under the Supplementary Agreement No.5 (August 5, 2019)	July 24, 2019

36	41	Phoenix Satellite Television Trademark Limited	31847249	Until May 13, 2029

Education; arrangement and organization of meetings; organization of educational or entertainment competitions; libraries that lend books; online publishing of electronic books and magazines; production of radio and television programs; journalist services; entertainment services; animal training; organization of lottery issuance.

					License under the Supplementary Agreement No.5 (August 5, 2019)	July 24, 2019
37	38	Phoenix Satellite Television Trademark Limited	9884519	Until October 27, 2032

Radio broadcasting; television broadcasting; teleconference services; transmission of information; provision of telecommunications connection services of global computer networks; provision of global computer network user access services (service providers); computer aided information and image transmission; optical fiber communication; emails; electronic bulletin board services (communication services).

					License under the Trademark Licensing Agreement (December 8, 2017)	December 8, 2017

38	16	Phoenix Satellite Television Trademark Limited	31850942	Until May 13, 2029

Paper; printed publications; periodicals; pictures; plastic films for packaging; office necessities other than furniture; painting materials; teaching materials (except instruments); powder blocks for tailors.

					License under the Supplementary Agreement No.6 (December 8, 2020)	December 8, 2020
39	41	Phoenix Satellite Television Trademark Limited	9884518	Until February 13, 2024

Education; arrangement and organization of meetings; organization of educational or entertainment competitions; program production; journalist services; entertainment organization education or entertainment competitions.

					License under the Trademark Licensing Agreement (December 8, 2017)	December 8, 2017
40	9	Phoenix Satellite Television Trademark Limited	31839412	Until April 27, 2029

Electronic bulletin boards; timers (time recording devices); computer peripheral equipment; video cameras; network communication equipment; glasses; cameras (photography); measuring apparatus and instruments; batteries; Exposed movie films.

					License under the Supplementary Agreement No.5 (August 5, 2019)	October 21, 2020

41	9	Phoenix Satellite Television Trademark Limited	9884522	Until February 20, 2024

Computer peripheral equipment; timers; electronic bulletin boards; network communication equipment; video cameras; cameras (photography); measuring apparatus and instruments; glasses; batteries; movie film (exposed).

					License under the Trademark Licensing Agreement (December 8, 2017)	December 8, 2017
42	42	Phoenix Satellite Television Trademark Limited	8985921	Until March 6, 2024

Research and development (for others); measurement; meteorological information; packaging design; development of construction projects; fashion design; transformation of tangible data and documents into electronic media; rental of network servers; managed computer stations (websites); provision of internet search engines.

					License under the Trademark Licensing Agreement (December 8, 2017)	December 8, 2017
43	9	Phoenix Satellite Television Trademark Limited	8985926	Until March 6, 2024

Computer peripheral equipment; timers; electronic bulletin boards; network communication equipment; video cameras; camera (photography); measuring apparatus and instruments; glasses; batteries; movie films (Exposed).

					License under the Trademark Licensing Agreement (December 8, 2017)	December 8, 2017

44	35	Phoenix Satellite Television Trademark Limited	8985924	Until February 20, 2024

Online advertisements on data communication networks; advertising agency; advertising planning; business information; marketing (for others); personnel management consulting; business district migration (providing information); data retrieval in computer files (for others); accounting; rental of vending machine.

						License under the Trademark Licensing Agreement (December 8, 2017)	December 8, 2017
45	41	Phoenix Satellite Television Trademark Limited	8985922	Until March 6, 2024	Education; arrangement and organization of meetings; organization of educational or entertainment competitions; program production; journalist services; entertainment.	License under the Trademark Licensing Agreement (December 8, 2017)	December 8, 2017
46	35	Phoenix Satellite Television Trademark Limited	16430886	Until December 13, 2026

Advertising agency; advertising planning; online advertisements on data communication networks; business information; marketing (for others); personnel management consulting; migration of commercial enterprises; data retrieval in computer files (for others); accounting; rental of vending machines.

						License under the Supplementary Agreement No.6 (December 8, 2020)	December 8, 2020

47	45	Phoenix Satellite Television Trademark Limited	33084144	Until September 27, 2029	Rental of clothing; marriage introduction; online social networking services; Dating services	License under the Supplementary Agreement No.6 (December 8, 2020)	December 8, 2020
48	38	Phoenix Satellite Television Trademark Limited	16430885	Until April 20, 2026

Radio broadcasting; television broadcasting; transmission of information; computer aided information and image transmission; emails; optical fiber communication; electronic bulletin board services (communication services); provision of telecommunications connection services of global computer networks; video conference services; provision of global computer network user access services.

						License under the Supplementary Agreement No.6 (December 8, 2020)	December 8, 2020

49	16	Phoenix Satellite Television Trademark Limited	16430887	Until August 27, 2027	Periodicals; plastic films for packaging; office necessities other than furniture; painting materials; teaching materials (except instruments); model materials; rosary beads.	License under the Supplementary Agreement No.6 (December 8, 2020)	December 8, 2020
50	41	Phoenix Satellite Television Trademark Limited	16430884	Until August 20, 2027

Education; arrangement and organization of meetings; organization of educational or entertainment competitions; fee-paying libraries; publishing of online electronic books and magazines; production of radio and television programs; journalist services; animal training; operation of lottery tickets.

						License under the Supplementary Agreement No.6 (December 8, 2020)	December 8, 2020
51	9	Phoenix Satellite Television Trademark Limited	16430888	Until September 6, 2027	Computer peripheral equipment; timers (time recording devices); electronic bulletin boards; network communication equipment; video camera; glasses; batteries; exposed movie films.	License under the Supplementary Agreement No.6 (December 8, 2020)	December 8, 2020

52	42	Phoenix Satellite Television Trademark Limited	16430883	Until December 13, 2026

Research and development of new products for others; measurement of meteorological information; packaging design; development of construction projects; fashion design; managed computer stations (websites); transformation of tangible data and documents into electronic media; provision of internet search engines; rental of network servers.

						License under the Supplementary Agreement No.6 (December 8, 2020)	December 8, 2020
53	45	Phoenix Satellite Television Trademark Limited	33080907	Until November 27, 2029	Rental of clothing; marriage introduction; online social networking services; dating services.	License under the Supplementary Agreement No.5 (August 5, 2019)	November 28, 2019
54	16	Phoenix Satellite Television Trademark Limited	33066319	Until December 13, 2029	Periodicals; powder blocks for tailors	License under the Supplementary Agreement No.5 (August 5, 2019)	December 14, 2019

55	35	Phoenix Satellite Television Trademark Limited	33071876	Until October 6, 2030

Personnel consultation; migration of commercial enterprises; business information; online advertisements on computer network; marketing for others; data retrieval in computer files (for others); rental of vending machines; advertising planning; advertising agency; accounting.

					License under the Supplementary Agreement No.5 (August 5, 2019)	October 7, 2020
56	41	Phoenix Satellite Television Trademark Limited	33069673	Until October 13, 2031

Production of radio and television programs; News journalist services; Organize lottery issuance; A library that lends books; Animal training; Arrange and organize meetings; education Organize educational or entertainment competitions

					License under the Supplementary Agreement No.5 (August 5, 2019)	October 14, 2021
57	38	Phoenix Satellite Television Trademark Limited	33074189	Until January 27, 2030

Radio broadcasting; television broadcasting; video conference services; transmission of information; provision of telecommunications connection services of global computer networks; provision of global computer network user access services; computer aided information and image transmission; optical fiber communication; email

					License under the Supplementary Agreement No.5 (August 5, 2019)	January 8, 2020

					transmission; electronic bulletin board services (communication services).
58	42	Phoenix Satellite Television Trademark Limited	33076273	Until October 13, 2030

Research and development of new products for others; measurement; meteorological information; packaging design; development of construction projects; fashion design; managed computer stations (websites); transformation of tangible data or documents into electronic media; provision of internet search engines; rental of network servers.

						License under the Supplementary Agreement No.5 (August 5, 2019)	October 14, 2020
59	9	Phoenix Satellite Television Trademark Limited	33079433	Until February 13, 2031	Exposed movie film; Electronic bulletin boards; Battery; Network communication equipment; Timer (time recording device); Computer peripherals	License under the Supplementary Agreement No.5 (August 5, 2019)	Febuary14, 2021

1.2Other Licensed Logos

S/N	Reproduction of Logo	Owner	Authorization Document and Its Signing Date	Effective Date of License
1		Phoenix Satellite Television Trademark Limited	License under the Supplementary Agreement No.1 (April 27, 2018)	April 1, 2018
2		Phoenix Satellite Television Trademark Limited	License under the Supplementary Agreement No.2 (August 15, 2018)	April 1, 2018
3		Phoenix Satellite Television Trademark Limited	License under the Supplementary Agreement No.4 (October 18, 2018)	October 18, 2018

2. Licensed Trademarks Newly Added under this Supplementary Agreement No. 7

2.1 Newly-added Trademarks Registered in China

S/N	Reproduction of Trademark	Class	Owner/Registrant	Registration Number	Valid Period of Registration	Goods/Services	Effective Date of License

1	45	Phoenix Satellite Television Trademark Limited	31850160	Until November 27, 2032	Matchmaking services; Online social network services; Marriage introduction; Clothing rental	December 7, 2023
2	38	Phoenix Satellite Television Trademark Limited	802346	Until August 2, 2029

Television and radio broadcasting services; diffusion of television programmes; operation of earth-to-satellite television transmitters for transmission of signals to satellite; relaying of television programmes by satellite; operation of satellite-to-earth receiver aerials; frequency conversion of microwave signals relayed by satellite; dissemination of television programmes relayed by satellite receiver aerials by cable or by microwave link to television receivers of users; operation of television cable networks; provision and operation of radio, telephone, telegraph, satellite and of cable network communications systems; videotext and teletext transmission services; electronic and telecommunication transmission services; transmission of data and of information by electronic, computer, cable, radio, radiopaging, teleprinter, teleletter, electronic mail, fax machine, television, microwave, laser beam, communications satellite or other communications means; provision of communication facilities for the interchange of data by electronic means; consultancy services relating to data communications; rental of communication apparatus.

						December 7, 2023

3	9	Phoenix Satellite Television Trademark Limited	303676294	Until January 31，2026

Scientific, nautical, surveying, photographic, cinematographic, optical, weighing, measuring, signalling, checking (supervision), life-saving and teaching apparatus and instruments; apparatus and instruments for conducting, switching, transforming, accumulating, regulating or controlling electricity; apparatus for recording, transmission or reproduction of sound or images; magnetic data carriers, recording discs; compact discs, DVDs and other digital recording media; mechanisms for coin-operated apparatus; cash registers, calculating machines, data processing equipment, computers; computer software; fire-extinguishing apparatus; computer software development tools; computer software for use as an application programming interface (API); application programming interface (API) for computer software which facilitates online services for social networking, building social networking applications and for allowing data retrieval, upload, download, access and management; software to enable uploading, posting, showing, displaying, tagging, blogging, sharing or otherwise providing electronic media or information over the Internet or other communications network; computer software providing databases of product or service information in the fields of computers, computing, computer software, electronic gaming, website design and hosting, software application hosting, electronic communications, electronic commerce, consumer electronics, finance or

December 7, 2023

					digital technologies; computer software for facilitating the transmission of text, images, computer software or multimedia data over electronic communications networks; all included in Class 9.
4	38	Phoenix Satellite Television Trademark Limited	199806264	Until May26， 2023

Television and radio broadcasting services; diffusion of television programmes; operation of earth-to-satellite television transmitters for transmission of signals to satellite; relaying of television programmes by satellite; operation of satellite-to-earth receiver aerials; frequency conversion of microwave signals relayed by satellite; dissemination of television programmes relayed by satellite receiver aerials by cable or by microwave link to television receivers of users; operation of television cable networks; provision and operation of radio, telephone, telegraph, satellite and of cable network communications systems; videotext and teletext transmission services; electronic and telecommunication transmission services;

						December 7，2023
5	42	Phoenix Satellite Television Trademark Limited	303676294	January 31，2026

Scientific and technological services and research and design relating thereto; industrial analysis and research services; design and development of computer hardware and software; computer services; computer programming; design, drawing and commissioned writing, all for the compilation of web pages on the Internet; on-line computer services; creating and maintaining web sites; hosting multimedia

						December 7，2023

digital content for others; computer services for creating virtual communities for registered users to organize groups and events, participate in discussions, and engage in social, business and community networking; computer services for hosting electronic facilities for others for organizing and conducting meetings, events and interactive discussions via communication networks; application service provider (ASP) services; application service provider (ASP) services for hosting computer software applications of others; application service provider (ASP) featuring software to enable or facilitate the uploading, downloading, streaming, posting, displaying, blogging, linking, sharing or otherwise providing electronic media or information over communication networks; computer network services that enables users to transfer personal identity data to and share personal identify data with and among multiple websites; hosting a web site featuring technology that enables online users to create personal profiles featuring social networking information and to transfer and share such information among multiple websites; hosting of a website providing information from searchable indexes and databases of information, including text, electronic documents, databases, graphics and audio visual information, on computer and communication networks; providing temporary use of non-downloadable software applications for social networking, creating a virtual community, and transmission of audio, video, photographic images, text, graphics and data; computer services in the nature of customized web pages featuring user-defined or specified information, personal profiles, audio, video, photographic images, text, graphics and data; all included in Class 42.

6	45	Phoenix Satellite Television Trademark Limited	303676294	Until January 31， 2026

Legal services; security services for the protection of property and individuals; personal and social services rendered by others to meet the needs of individuals; social introduction, networking and dating services; providing social services and information in the field of personal development, namely self-improvement, self-fulfillment, charitable, philanthropic, volunteer, public and community services, and humanitarian activities; licensing of data, multimedia content, video, movies, pictures, images, text, photos, games, user-generated content, audio content; licensing of digital data, still images, moving images, audio and text; all included in Class 45.

					December 7, 2023
7	48	Phoenix Satellite Television Trademark Limited	IDM000084617（388555）	Until June 19， 2026

Television and radio broadcasting services; diffusion of television programmes; operation of earth-to-satellite television transmitters for transmission of signals to satellite; relaying of television programs by satellite; operation of satellite-to-earth receiver aerials; frequency conversion of microwave signals relayed by satellite; dissemination of television programs relayed by satellite receiver aerials by cable or by microwave link to television receivers

					December 8, 2020

of users; operation of television cable networks; provision and operation of radio, telephone, telegraph, satellite and of cable network communications systems; videotext and teletext transmission services; electronic and telecommunication transmission services; services for the transmission of data and of information by electronic, computer, cable, radio, radiopaging, teleprinter, teleletter, electronic mail, telecopier, television, microwave, laser beam, communications satellite or other communications means; provision of communication facilities for the interchange of data by electronic means; consultancy services relating to data communications; services for the transmission, provision or display of information for business of domestic purposes from a computer-stored data bank; rental of communication apparatus; time sharing services for communications apparatus.

8	9	Phoenix Satellite Television Trademark Limited	5900860	Until November 25, 2026	Application software; electronic machines, apparatus and their parts.	December 7, 2023

9	35	Phoenix Satellite Television Trademark Limited	5900860	Until November 25, 2026	Online retail services featuring computer software; advertising; advertising by email delivery; advertising by using communication network (including the Internet); management of customer information.	December 7, 2023
10	38	Phoenix Satellite Television Trademark Limited	5375983	Until Decembr10, 2030

Television and radio broadcasting services; digital television services; providing access to computer databases and the Internet; providing information relating to TV program listing of television programs; providing access to electronic communication network via satellite; television broadcasting via satellite; digital television broadcasting via satellite; providing aerials to receive signals for satellite television broadcasting; frequency conversion of microwave signals relayed by satellite for broadcasting; rental of business frequency converter for microwave signals from satellite, used for broadcasting; cable television broadcasting; provision of radio, telephone, telegraph, satellite and of cable network communications; teletext transmission services; providing access to electronic communication network; transmission of data and of information by electronic network, computer, cable, radio, radiopaging, teleprinter, teleletter, electronic mail, fax machine, television, microwave, laser beam (optical wireless communication), communications satellite or other communications means; providing communication for electronical data

						December 7, 2023

exchange; providing access for electronic data exchange; consultancy services relating to data communications; professional consultancy services relating to telecommunications; broadcasting; rental of communication apparatus; rental of communication apparatus by time sharing; provision of information, consultancy services and advisory services relating to all the aforesaid services.

11	9	Phoenix Satellite Television Trademark Limited	45-0074883-0000	Until August 2, 2027

Electronic machines, apparatus and their parts, namely computer hardware and computer peripheral devices; printers and their parts; computer software computer software development tools; computer software applications, downloadable; computer programs (downloadable software); computer software providing electronic gaming; smart phone applications, software; software for smart TV application; downloadable computer software applications on electronic devices; computer software for use as an application programming interface (API); application programming interface (API) for computer software which facilitates online services for social networking building social networking, applications and for allowing data retrieval, upload, download, access and management; software to enable uploading, posting, showing, displaying, tagging, blogging, sharing or otherwise providing electronic media or information over the Internet or other communications network.

December 7, 2023

12	35	Phoenix Satellite Television Trademark Limited	45-0074883-0000	Until August 2, 2027

Comprehensive shopping mall by internet; intermediary services relating to mail order selling by electric communication; retail department store services; hypermarket services; advertising; advertising by electronic mail; on-line advertising on a computer network ; management of customer information via the internet

					December 7, 2023
13	38	Phoenix Satellite Television Trademark Limited	45-0074883-0000	Until August 2, 2027

Television and radio broadcasting services, Digital television broadcasting, Providing access to computer databases and Internet, Provision of telecommunications access and links to computer databases and Internet, Diffusion of television programmes, Operation of earth-to satellite television transmitters for transmission of signals to satellite, Operation of television cable networks; Provision and operation of radio, telephone, telegraph, satellite and of cable network communications systems, Videotext and teletext transmission services, Electronic and telecommunication transmission services,

Transmission of data and of information by electronic, computer, cable, radio, radiopaging, teleprinter, teleletter, electronic mail, fax machine, television, microwave, laser beam, communications satellite or other communications means, Provision of communication facilities for the interchange of data by electronic means, Consultancy services relating to data communications, Professional consultancy services relating to telecommunications, Time sharing services for communications

					December 7, 2023

apparatus, Television and radio broadcasting provided on-line from a computer database or the internet; Electronic bulletin board services (telecommunications services); Communications by electronic mail; Providing information in relation to data communication; Provision of information relating to television and radio broadcasting services; Consultancy services relating to television and radio broadcasting services; Advisory services relating to television and radio broadcasting services; Frequency conversion of microwave signals relayed by satellite for the purpose of communication; Broadcasting of television programmes by satellite; Operation of receiver aerials for satellite broadcasting; Services for transmission and switching of text, sound and image by using telecommunication via the computer terminal.

14	38	Phoenix Satellite Television Trademark Limited	00007563	Until June 12, 2030

Television and radio broadcasting services; digital television services; provision of telecommunications access and links to computer databases and the Internet; diffusion of television programmes; operation of earth-to-satellite television transmitters for transmission of signals to satellite; relaying of television programmes by satellite; operation of satellite-to-earth receiver aerials; frequency conversion of microwave signals relayed by satellite; dissemination of television programmes relayed by satellite receiver aerials; frequency conversion of microwave signals

December 7, 2023

relayed by satellite; dissemination of television programms relayed by satellite receiver aerials by cable or by microwave link to television receivers of users; operation of television cable networks; provision and operation of radio, telephone, telegraph, satellite and of cable network communications systems; videotext and teletext transmission services; electronic and telecommunication transmission services; transmission of data and of information by electronic, computer, cable, radio, radiopaging, teleprinter, teleletter, electronic mail, fax machine, television, microwave, laser beam, communications satellite or other communications means;

15	38	Phoenix Satellite Television Trademark Limited	600172	Until September 30, 2026

Television and radio broadcasting services; diffusion of television programmes; operation of earth-to-satellite television transmitters for transmission of signals to satellite; relaying of television programmes by satellite; operation of satellite-to-earth receiver aerials; frequency conversion of microwave signals relayed by satellite; dissemination of television programmes relayed by satellite receiver aerials by cable or by microwave link to television receivers of users; operation of television cable networks; provision and operation of radio, telephone, telegraph, satellite and of cable network communication systems; videotext and teletext transmission services; electronic and telecommunication transmission services; services for the transmission of data and of information by

December 7, 2023

electronic, computer, cable, radio, radiopaging, teleprinter, teleletter, electronic mail, telecopier, television, microwave, laser beam, communications satellite or other communications means; provision of communication facilities for the interchange of data by electronic means; consultancy services relating to data communications; provision or display of information about telecommunications from a computer stored data bank; rental of communication apparatus; time sharing services for communications apparatus; time sharing services for communications apparatus; telecommunication of information including web pages, computer programs and any other data; providing telecommunication connections to a global computer network; all included in this class.

16	38	Phoenix Satellite Television Trademark Limited	4-1996-109546	Until July 1, 2024

Television and radio broadcasting services; diffusion of television programmes; operation of earth-to-satellite television transmitters for transmission of signals to satellite; relaying of television programmes by satellite; operation of satellite-to-earth receiver aerials; frequency conversion of microwave signals relayed by satellite; dissemination of television programmes relayed by satellite receiver aerials by cable or by microwave link to television receivers of users; operation of television cable networks; provision and operation of radio, telephone, telegraph, satellite and of cable network communications systems; videotext and teletext transmission services;

December 7, 2023

electronic and telecommunication transmission services; services for the transmission of data and of information by electronic, computer, cable, radio, radiopaging, teleprinter, teleletter, electronic mail, telecopier, television, microwave, laserbeam, communications satellite or other communications means; provision of communication facilities for the interchange of data by electronic means; consultancy services relating to data communications; services for the transmission, provision or display of information of business of domestic purposes from a computer-stored data bank; rental of communication apparatus; time sharing services for communications apparatus; all included in Class 38.

17	38	Phoenix Satellite Television Trademark Limited	T96/05990A	Until June 12, 2026

Television and radio broadcasting services; diffusion of television programmes; operation of earth-satellite television transmitters for the transmission of signals to satellite; relaying of television programmes by satellite; operation of satellite-to-earth receiver aerials; and frequency conversion of microwave signals relayed by satellite; all being telecommunications services; provision of information and advisory services relating to the operation of earth-to-satellite; television transmitters for the transmission of signals to satellite; relaying of television programmes by satellite; operation of satellite-to-earth receiver aerials, and frequency conversion of microwave signals

December 7, 2023

relayed by satellite; transmission of television programmes relayed by satellite receiver aerials by cable or by microwave link to television receivers of users; operation of television cable networks; operation of radio; telephone, telegraph, satellite and of cable network communications systems; provision of information and advisory services relating to the operation of radio, telephone, telegraph, satellite and of cable network communications systems; videotext and teletext transmission services; electronic and telecommunications transmission services; transmission of data and information by electronic computer, cable, radio, radio paging, teleprinter, teleletter, electronic mail, fax machine, television, microwave, laserbeam or communications satellite digital means; advisory services relating to data communications; transmission, provision or display of information from a computer-stored data bank; rental of communications apparatus; time sharing services for communications apparatus; all included in Class 38.

18	41	Phoenix Satellite Television Trademark Limited	T06/24205A	Until November 10, 2026

Conducting and organizing of beauty pageants; organization and production of live shows; presentation of live performances; conducting and organizing entertainment competitions; education and entertainment services in the nature of planning, production and distribution of live or recorded audio, visual or audiovisual material for broadcasting by radio and

December 7, 2023

television or through film or videotape; entertainment services provided by means of the Internet; planning, production and distribution of television programs and films; news reporting; news reporters services; publication of books and printed matter relating to films, videotapes, radio and television; news publication; rental of sound recordings, films, film projectors, videotapes, video cassette recorders, radios and television sets and accessories therefor; providing cinema and theatre facilities; education and entertainment information services; entertainment including entertainment services provided via electronic and digital interactive media.

19	38	Phoenix Satellite Television Trademark Limited	BOR5608	Until July 2, 2026

Television and radio broadcasting services; diffusion of television programmes; operation of earth-to-satellite television transmitters for transmission of signals to satellite; relaying of television programmes by satellite; operation of satellite-to-earth receiver aerials; frequency conversion of microwave signals relayed by satellite; dissemination of television programmes relayed by satellite receiver aerials by cable or by microwave link to television receivers of users; operation of television cable networks; provision and operation of radio, telephone, telegraph, satellite and of cable network communications systems; videotext and teletext transmission services; services for the transmission of data and of information by electronic, computer, cable, radio radiopaging, teleprinter, teleletter,

December 7, 2023

electronic mail, telecopier, television, microwave, laser beam, communications satellite; provision of communication facilities for the interchange of data by electronic means; consultancy services relating to data communications; services for the transmission, provision or display of information from a computer-stored data bank; rental of communication apparatus; time sharing services for communications apparatus, electronic and telecommunication transmission services.

20	38	Phoenix Satellite Television Trademark Limited	2850018	Until June 8, 2024

Television and radio broadcasting services; digital television transmission services; providing multiple user access to computer databases and the internet; transmission of television programs; operation of earth-to-satellite television transmitters for transmission of signals to satellite; broadcasting television programs by satellite; satellite transmission via satellite-to-earth receiver aerials; satellite transmission via frequency conversion of microwave signals relayed by satellite; broadcasting of television programs relayed by satellite receiver aerials by cable or by microwave link to television receivers of users; cable television transmission, cable television broadcasting; radio, telephone, telegraph, satellite and of cable network communications; video-text and teletext transmission services; electronic transmission of data and messages and telecommunication transmission of messages and data via computer, network;

December 7, 2023

electronic transmission of data and messages via computer, cable, radio, radiopaging, teleprinter, teleletter, electronic mail, fax machine, television, microwave, laser beam, communications satellite; providing on-line chat room and/or electronic bulletin boards for transmission of messages among computer users concerning television and radio broadcast, entertainment, celebrities, fashion and style, personal development, and all the above also provided on-line from a computer database or the internet, providing information regarding telecommunications; and consultation and advisory services relating thereto, in class 38.

21	9	Phoenix Satellite Television Trademark Limited	99061115	Until July 31, 2032

Chronographs; electronic bulletin boards; video cameras; still cameras; spectacles; exposed motion picture film. Video discs, TV films, video tapes of TV programs, video tapes, films, video cassettes, cartoons, CDs, sound recording media.

					December 7, 2023
22	16	Phoenix Satellite Television Trademark Limited	99061115	Until July 31, 2032

Office paper; newsprint; writing paper; wrapping paper; stickers; paper towels; posters; periodicals; printed publications; pictures; natural science teaching aids; globes; model specimens for teaching; paper models for teaching; teaching manuals; materials for making models; rosary. Magazines, cards, envelopes, letterheads, calendars, calendars, paper bags, paper banners, paper logos, stationery rulers, paper billboards.

					December 7, 2023

23	35	Phoenix Satellite Television Trademark Limited	99061115	Until July 31, 2032

Advertising agency; advertising planning; online advertising on the computer network; providing promotional activities for others; providing computer database retrieval for others; handling accounting business; leasing vending machines; Kanban leasing, exhibition preparation services for industrial and commercial enterprises, computer database management, and computer file data search.

					December 7, 2023
24	38	Phoenix Satellite Television Trademark Limited	99061115	Until July 31, 2032

Radio broadcasting; television broadcasting; online information transmission; computer transmission of messages and images; electronic mail transmission; optical fiber network communication transmission; Communication services: providing users with access to global computer networks; news dissemination, artificial satellite transmission, leasing of telecommunications equipment, and provision of information services related to telecommunications.

					December 7, 2023
25	41	Phoenix Satellite Television Trademark Limited	99061115	Until July 31, 2032

Provide research and development; survey; provide meteorological information; packaging design; architectural design; civil engineering technical consultant; clothing design; computer hosting; convert physical data or documents into electronic carriers; provide Internet search engines; Internet Server rental. Computer animation design and production, computer graphics, computer programming, web page design, stage design, theater design, graphic art design, artwork appraisal.

					December 7, 2023

26	42	Phoenix Satellite Television Trademark Limited	99061115	Until July 31, 2032	Providing camping accommodation equipment; providing exhibition equipment; venue rental; rental of meeting rooms.	December 7, 2023
27	9	Phoenix Satellite Television Trademark Limited	99061100	Until April 30, 2032

Computer hardware; computer software; computer firmware; computer monitors; interface cards for computer; chronographs; electronic notice boards; Internet devices; communication devices; cameras; altimeters; thermometers; compasses; weighing apparatus; precision measuring apparatus; measuring instruments, electric; rules (measuring instruments); eyeglasses; batteries; exposed cinematographic film; video disks; TV films; TV program tapes; videotapes; films; video tape boxes; animated cartoons; optical discs; sound recording carriers.

						December 7, 2023
28	16	Phoenix Satellite Television Trademark Limited	99061100	Until April 30, 2032

Paper for office use; newsprint; writing paper; packing paper; stickers; towels of paper; posters; periodicals; printed publications; pictures; plastic films for wrapping; punches; file folders; writing instruments; staplers; clips; drawing boards; paintbrushes; canvas for painting; palettes for painters; painters' easels; teaching aids for natural science; terrestrial globes; model samples for teaching; paper models for teaching; teaching handbooks; modelling materials; rosaries, chaplets; magazines; cards; envelopes; letter paper; calendars; monthly calendars; paper bags; plastic bags;

						December 7, 2023

					banners of paper; trademark labels of paper; rulers (stationery); advertisement boards of paper.
29	35	Phoenix Satellite Television Trademark Limited	99061100	Until April 30, 2032

Advertising agency; advertising planning; online advertising on a computer network; commercial information agency services; sales promotion for others; personnel management consultancy; evaluation of business location; data search in computer files for others; accounting; rental of vending machines; providing advertising time on communication media; business management of performing artists; news clipping services; auctioneering; public relations; digital billboard rental; online advertising banner services; organization of business fair services for business; TV shopping; online shopping; retailing and wholesaling of photographic equipment; computer database management; data search of computerized files.

						December 7, 2023
30	38	Phoenix Satellite Television Trademark Limited	99061100	Until April 30, 2032

Wireless broadcasting; television broadcasting; online information transmission; computer-aided transmission of messages and images; transmission of electronic mail; transmission by fiber-optic network communication; electronic bulletin board services [telecommunications services]; providing telecommunications connections to a global computer network; video conference services; providing user

						December 7, 2023

access to global computer networks; news broadcasting; satellite transmission; rental of telecommunication equipment; providing telecommunication information.
31	41	Phoenix Satellite Television Trademark Limited	99061100	Until April 30, 2032

Education; arranging and conducting of conferences; organization of competitions (education or entertainment); fee-based library; online publication of electronic books and journals; production of television programs; production of radio programs; production of shows; news reporters services; entertainment; animal training; operating lotteries; publication and distribution of books and journals; conducting lectures; leisure and entertainment information; providing online video and music via the Internet for appreciation purposes; online browsing services for electronic publication; providing online viewing of images via the Internet; organization of various meetup events; information on recreational activities; organization of recreational sports and cultural activities; film festivals; providing cinema and theater equipment; production and distribution of films and phonograph records; entertainer services; presentation of live performances; rental of performance venues; rental of audio-visual equipment; rental of audio-visual media; editing of various books and publications.

December 7, 2023

32	42	Phoenix Satellite Television Trademark Limited	99061100	Until April 30, 2032

Providing research and development; surveying; providing meteorological information; packaging design; architecture design; consultancy on civil construction engineering; dress designing; hosting computer sites [web sites]; conversion of data or documents from physical to electronic media; providing Internet search engines; rental of web servers; computer animation design and production; computer drawing; computer programming; web page design; stage design; theater design; graphic arts design; authenticating works of art.

						December 7, 2023
33	43	Phoenix Satellite Television Trademark Limited	99061100	Until April 30, 2032

Coffee shops; restaurants; cocktail catering services; food and drink catering; restaurant reservation services; hotel reservation services; rental of temporary accommodation; providing camping accommodation equipment; providing exhibition equipment; venue rental; rental of meeting rooms.

						December 7, 2023
34	16	Phoenix Satellite Television Trademark Limited	101880214	Until November 30, 2032	Office paper; newsprint; writing paper; wrapping paper; posters; periodicals; printed publications; pictures; instructional manuals.	December 7, 2023
35	9	Phoenix Satellite Television Trademark Limited	101880213	Until December 15, 2032

Computer hardware; computer software; computer firmware; computer monitors; computer interface cards; timers; electronic bulletin boards; Internet equipment; communication equipment; video cameras; cameras; altimeters; thermometers; compasses; weighing scales ; precision

						December 7, 2023

					measuring instruments; electrical measuring instruments; rulers (measuring instruments); spectacles; batteries; exposed motion picture film.
36	16	Phoenix Satellite Television Trademark Limited	101880213	Until December 15, 2032

Stickers; paper towels; plastic film for packaging; hole punches; file holders; writing utensils; staplers; paper clips; drawing boards; paintbrushes; canvases; palettes for painting; easels; natural science teaching aids; globes; teaching models Specimens; paper models for teaching; materials for making models; rosary beads.

						December 7, 2023
37	35	Phoenix Satellite Television Trademark Limited	101880213	Until December 15, 2032

Advertising agency; advertising planning; online advertising on the computer network; providing business information; providing promotional activities for others; consulting on personnel management; evaluating business sites of enterprises; providing computer database retrieval for others; handling accounting services; leasing vending machines.

						December 7, 2023
38	38	Phoenix Satellite Television Trademark Limited	101880213	Until December 15, 2032

Radio broadcasting; television broadcasting; online information transmission; computer transmission of messages and images; electronic mail transmission; optical fiber network communication transmission; Communication services; providing users with access to global computer networks.

						December 7, 2023

39	41	Phoenix Satellite Television Trademark Limited	101880213	Until December 15, 2032

Education; arranging and holding meetings; organizing educational or entertainment competitions; charging libraries; publishing online e-books and periodicals; television program production; radio program production; performance program production; news interview services; entertainment; animal training; lottery operations.

						December 7, 2023
40	42	Phoenix Satellite Television Trademark Limited	101880213	Until December 15, 2032

Provide research and development; survey; provide meteorological information; packaging design; architectural design; civil engineering technical consultant; clothing design; computer hosting; convert physical data or documents into electronic carriers; provide Internet search engines; Internet Server rental.

						December 7, 2023
41	16	Phoenix Satellite Television Trademark Limited	101880212	Until November 30, 2032	Periodicals; printed publications; instructional manuals.	December 7, 2023
42	41	Phoenix Satellite Television Trademark Limited	101880212	Until November 30, 2032	Publishing of online e-books and periodicals.	December 7, 2023

43	9	Phoenix Satellite Television Trademark Limited	101880211	Until April 30, 2033

Computer hardware; computer software; computer firmware; computer monitors; computer interface cards; timers; electronic bulletin boards; Internet equipment; communication equipment; video cameras; cameras; altimeters; thermometers; compasses; weighing scales ; precision measuring instruments; electrical measuring instruments; rulers (measuring instruments); spectacles; exposed motion picture film.

					December 7, 2023
44	16	Phoenix Satellite Television Trademark Limited	101880211	Until April 30, 2033

Office paper; newsprint; writing paper; wrapping paper; stickers; paper towels; posters; pictures; natural science teaching aids; globes; teaching model specimens; teaching paper models; materials for making models

					December 7, 2023
45	35	Phoenix Satellite Television Trademark Limited	101880211	Until April 30, 2033

Advertising agency; advertising planning; online advertising on the computer network; providing promotional activities for others; providing computer database retrieval for others; handling accounting business; leasing vending machines.

					December 7, 2023
46	38	Phoenix Satellite Television Trademark Limited	101880211	Until April 30, 2033

Radio broadcasting; television broadcasting; online information transmission; computer transmission of messages and images; electronic mail transmission; optical fiber network communication transmission; Communication services; providing users with access to global computer networks

					December 7, 2023

47	41	Phoenix Satellite Television Trademark Limited	101880211	Until April 30, 2033	Education; TV program production; radio program production; performance program production; news interview service; animal training; lottery operation.	December 7, 2023
48	42	Phoenix Satellite Television Trademark Limited	101880211	Until April 30, 2033

Provide research and development; survey; provide meteorological information; packaging design; architectural design; civil engineering technical consultant; clothing design; computer hosting; convert physical data or documents into electronic carriers; provide Internet search engines; Internet Server rental.

						December 7, 2023
49	16	Phoenix Satellite Television Trademark Limited	101880210	Until December 15, 2032	Periodicals; printed publications; instructional manuals.	December 7, 2023
50	41	Phoenix Satellite Television Trademark Limited	101880210	Until December 15, 2032	Publishing of online e-books and periodicals.	December 7, 2023

51	9	Phoenix Satellite Television Trademark Limited	101880209	Until June 15, 2033

Timers; electronic notice boards; video cameras; cameras; altimeters; thermometers; compasses; weighing scales; precision measuring instruments; electrical measuring instruments; rulers (measuring instruments); spectacles; exposed motion picture films

					December 7, 2023
52	16	Phoenix Satellite Television Trademark Limited	101880209	Until June 15, 2033

Office paper; newsprint; writing paper; wrapping paper; stickers; paper towels; posters; pictures; natural science teaching aids; globes; teaching model specimens; teaching paper models; materials for making models

					December 7, 2023
53	35	Phoenix Satellite Television Trademark Limited	101880209	Until June 15, 2033

Advertising agency; advertising planning; online advertising on the computer network; providing promotional activities for others; providing computer database retrieval for others; handling accounting business; leasing vending machines.

					December 7, 2023
54	38	Phoenix Satellite Television Trademark Limited	101880209	Until June 15, 2033

Radio broadcasting; television broadcasting; online information transmission; computer transmission of messages and images; electronic mail transmission; optical fiber network communication transmission; Communication services; providing users with access to global computer networks

					December 7, 2023

55	41	Phoenix Satellite Television Trademark Limited	101880209	Until June 15, 2033	Education; TV program production; radio program production; performance program production; news interview service; animal training; lottery operation.	December 7, 2023
56	42	Phoenix Satellite Television Trademark Limited	101880209	Until June 15, 2033

Provide research and development; survey; provide meteorological information; packaging design; architectural design; civil engineering technical consultant; clothing design; computer hosting; convert physical data or documents into electronic carriers; provide Internet search engines; Internet Server rental.

						December 7, 2023
57	16	Phoenix Satellite Television Trademark Limited	16430881	Until August 27, 2027	Journal; Plastic film for packaging; Furniture excluding office essentials; Painting materials; Teaching materials (excluding instruments); Model materials; Rosary beads.	December 7, 2023
58	35	Phoenix Satellite Television Trademark Limited	16430880	Until December 20, 2026

Advertising agency; Advertising planning; Online advertising on data communication networks; Business information; Selling (for others); Personnel management consulting; Business enterprise migration; Retrieve data from computer archives (on behalf of others); Accounting; Rental of vending machines

						December 7, 2023

59	38	Phoenix Satellite Television Trademark Limited	16430879	Until April 20, 2026

Radio broadcasting; Television broadcasting; Information transmission; Computer assisted information and image transmission; Email; Fiber optic communication; Electronic bulletin board service (communication service); Provide telecommunications connectivity services with global computer networks; Video conferencing services; Provide global computer network user access services.

					December 7, 2023
60	41	Phoenix Satellite Television Trademark Limited	16430878	Until September 6, 2027

Education Arrange and organize meetings; Organize educational or entertainment competitions; Paid library; The publication of online e-books and magazines; Production of radio and television programs; News journalist services; Animal training; Running Lottery.

					December 7, 2023
61	42	Phoenix Satellite Television Trademark Limited	16430877	Until December 13, 2026

Research and develop new products for others; Measurement; Meteorological information; Packaging design; Development of construction projects; Clothing design; Hosted computer station (website); Convert tangible data and files into electronic media; Provide Internet search engine; Rental of network servers.

					December 7, 2023
62	9	Phoenix Satellite Television Trademark Limited	16430882	Until August 27, 2027

Computer peripheral equipment; Timer (time recording device); Electronic bulletin boards; Network communication equipment; Camera; Camera (photography); Measuring instruments and devices; Glasses; Battery; Exposed movie film

					December 7, 2023

2.2 Notice of Acceptance of Registration of Newly Added Trademarks

S/N	Reproduction of Trademark	Class	Owner/Applicant	Application Number	Application Date	Effective Date of License
1		41	Phoenix Satellite Television Trademark Limited	49389938	September1, 2020	Date of registration approved by the Trademark Office

3. Other Licensed Logos under the Trademark Licensing Agreement

S/N	Reproduction of Logo	Owner	Authorization Document and Its Signing Date	Effective Date of License
1		Phoenix Satellite Television Trademark Limited	License under the Trademark Licensing Agreement (December 8, 2017)	December 8, 2017
2		Phoenix Satellite Television Trademark Limited	License under the Trademark Licensing Agreement (December 8, 2017)	December 8, 2017
3		Phoenix Satellite Television Trademark Limited	License under the Trademark Licensing Agreement (December 8, 2017)	December 8, 2017
4		Phoenix Satellite Television Trademark Limited	License under the Trademark Licensing Agreement (December 8, 2017)	December 8, 2017